EXHIBIT 10.1

FIRST AMENDMENT TO TERM LOAN AGREEMENT

AND JOINDER AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT AND JOINDER AGREEMENT (this “Amendment”) is entered into as of September 18, 2006, but is effective as of the Initial Commitment Increase Effective Date, by and among HARTE-HANKS, INC., a Delaware corporation (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders under the Loan Agreement (hereinafter defined), and the New Lenders (hereinafter defined).

R E C I T A L S

A. The Borrower has entered into that certain Term Loan Agreement dated as of September 6, 2006, with the Administrative Agent and the Lenders from time to time party thereto (the “Loan Agreement”). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement; all Section references are to Sections in the Loan Agreement; and all Paragraph references are to Paragraphs in this Amendment.

B. As contemplated by Section 2.06(a) of the Loan Agreement and subject to the terms and conditions of this Amendment, Wells Fargo and the other financial institutions executing this Amendment (such financial institutions, other than Wells Fargo, being herein referred to as the “New Lenders”) have agreed to lend the Borrower an aggregate principal amount up to $200,000,000.

C. The Borrower, the Administrative Agent, and the Lenders (including the New Lenders) have agreed to amend the Loan Agreement (i) to provide for the Initial Commitment Increase in accordance with the requirements of Section 2.06(a) of the Loan Agreement and (ii) as otherwise set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders (including the New Lenders) agree, as follows:

PARAGRAPH 1. AMENDMENTS TO LOAN AGREEMENT.

1.1 Amendment Provisions.

(a) Section 1.01 of the Loan Agreement is amended as follows:

(i)	A definition of “Agent” is alphabetically inserted in Section 1.01 to read as follows:

“‘Agents’ means, collectively, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Wachovia Bank, National Association, in their respective capacities as “co-documentation agents” under this Agreement, JPMorgan Chase Bank, N.A., in its capacity as “syndication agent” under this Agreement, the Administrative Agent, and their respective permitted successor or successors in such capacities.”

(ii)	The definition of “Arranger” is amended by deleting the current definition and substituting therefor the following:

“‘Arranger’ means Wells Fargo Bank, National Association and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners.”

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(iii)	The definition of “Commitment” is amended by deleting the last sentence thereof and substituting the following:

“The aggregate amount of the Lenders’ commitments on the Initial Commitment Increase Effective Date is $200,000,000.”

(iv)	The definition of “Indebtedness” is amended by deleting the word “and” before clause (i), replacing the period at the end of clause (i) with a comma, and inserting a new clause (j) as follows:

“and (j) in respect of the Borrower, the sum of (i) the aggregate undrawn amount of all outstanding Letters of Credit plus (ii) the aggregate unreimbursed amount of payments made by the issuers of Letters of Credit pursuant to such Letters of Credit.”

(v)	The definition of “Interest Expense” is amended by deleting the period at the end of clause (b) and inserting a new clause (c) as follows:

“plus (c) all fees, commissions, and other charges payable by the Borrower in respect of letters of credit included in the definition of “Indebtedness” hereunder.”

(vi)	A definition of “Letters of Credit” is alphabetically inserted in Section 1.01 to read as follows:

“‘Letters of Credit’ means, on any date of determination, all letters of credit then issued pursuant to the Five-Year Credit Agreement (as such term is defined in Section 6.01(f) of this Agreement).”

(b) Section 2.11 of the Loan Agreement is amended by adding the following paragraph (f):

“(f) Notwithstanding anything in this Section 2.11 or in other Loan Documents to the contrary, the interest contracted for, charged, or received pursuant to this Section 2.11 or otherwise in the Loan Documents shall not exceed the Maximum Rate (as such term is defined in Section 9.14 hereof) and is subject to the terms of Section 9.14.”

(c) Article VIII of the Loan Agreement is amended by adding the following paragraph at the end of such Article:

“Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, or Agents listed on the cover page hereof shall have any powers, duties, or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.”

(d) The cover page of the Loan Agreement is hereby amended and restated in its entirety and replaced with the cover page set forth on Annex A attached hereto.

(e) Schedule I (Commitments) to the Loan Agreement is hereby replaced in its entirety with revised Schedule I attached hereto.

1.2 Joinder of New Lenders

(a) On the Initial Commitment Increase Effective Date, (i) each New Lender agrees to be a

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“Lender” under the Loan Agreement having the Commitment set forth opposite its name on Schedule I (as revised by this Amendment), (ii) the Borrower and the Administrative Agent consent to the addition of each of the New Lenders as a “Lender” under the Loan Documents; (iii) each New Lender shall be entitled to the rights and benefits and subject to the duties and obligations of a Lender under the Loan Documents; (iv) the Borrower and Wells Fargo agree that the Commitment of Wells Fargo, after giving effect to the reallocations of the Commitments and Credit Exposure as required in Paragraph 2, shall be as stated on Schedule I (as revised by this Amendment); and (v) each Lender’s Applicable Percentage shall be as stated on Schedule I (as revised by this Amendment), subject to subsequent adjustments in accordance with the Loan Documents.

(b) Each New Lender (a) confirms that it has received a copy of the Loan Agreement together with copies of the consolidated balance sheets and statements of income, stockholder’s equity and cash flows of the Borrower most recently delivered under the Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, including, without limitation, the transaction contemplated in this Paragraph 1, and (b) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents. Furthermore, each New Lender (i) appoints and authorizes the Administrative Agent to take such action as “Administrative Agent” on its behalf and to exercise such powers and discretion under the Loan Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (ii) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Loan Agreement are required to be performed by it as a Lender; and (iii) shall deliver to the Borrower and the Administrative Agent any U.S. Internal Revenue Service or other forms required under Section 2.15 of the Loan Agreement.

PARAGRAPH 2. INITIAL COMMITMENT INCREASE EFFECTIVE DATE.

This Amendment shall be binding upon the Administrative Agent, the Borrower, and each Lender (including, each New Lender) on the last day upon which (1) each condition precedent set forth in Section 2.06(a)(i) – (iii) has been satisfied (such date being the “Initial Commitment Increase Effective Date” as described in the Loan Agreement and herein so used). To effect reallocation of the Commitments and the Credit Exposure in accordance with the Applicable Percentages (as adjusted by this Amendment), on the Initial Commitment Increase Date, the Borrower shall repay and reborrow any Loans outstanding on such date, together with any amounts required to be paid pursuant to Section 2.14.

PARAGRAPH 3. REPRESENTATIONS AND WARRANTIES. As a material inducement to the Lenders (including, without limitation, the New Lenders), and the Administrative Agent to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders (including, without limitation, the New Lenders), and the Administrative Agent (with the knowledge and intent that such parties are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct on the date hereof in all material respects, as though made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate as of such earlier date); (b) no Default or Event of Default exists under the Loan Documents or will exist after giving effect to the transactions contemplated by this Amendment; (c) the Borrower has the right and power, and has taken all necessary action to authorize it to borrow under the Loan Agreement, as further amended by this Amendment (the “Amended Facility”); (d) the Borrower has the right and power, and has taken all necessary action to authorize it to execute, deliver, and perform this Amendment in accordance with its terms and to consummate the transaction contemplated hereby; (e) this Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and is a legal, valid, and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability

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affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (f) the execution, delivery and performance of this Amendment in accordance with its terms, and the borrowings under the Amended Facility do not and will not, by the passage of time, the giving of notice, or otherwise: (i) require approval from any Governmental Authority, other than such as have been obtained and are in full force and effect, or violate any applicable laws relating to the Borrower or any Subsidiary; (ii) conflict with, result in a breach of, or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any Subsidiary, or any indenture, agreement, or other instrument to which the Borrower or any Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any Subsidiary.

PARAGRAPH 4. MISCELLANEOUS.

4.1 Effect on Loan Documents. The Loan Agreement and all related Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Initial Commitment Increase Effective Date, all references to “Loan Agreement” or “Agreement” shall be to the Loan Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of the Lenders under the Loan Agreement or any Loan Documents, nor constitute a waiver under the Loan Agreement or any other provision of the Loan Documents.

4.2 Reference to Miscellaneous Provisions. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Documents referred to in the Loan Agreement, and the provisions relating to “this Agreement” or the “Loan Documents” as set forth in Article IX of the Loan Agreement are incorporated herein by reference the same as if set forth herein verbatim.

4.3 Costs and Expenses. The Borrower agrees to pay promptly the reasonable fees and expenses of counsel to the Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

4.4 Counterparts. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by the Borrower, the Administrative Agent, the Increasing Lenders, and Required Lenders.

4.5 Parties. This Amendment binds and inures to the Borrower, the Administrative Agent, the Increasing Lenders, the other Lenders, and their respective successors and assigns.

4.6 Entirety. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts as of the respective dates indicated on each signature page hereof, but effective as of the Amendment Effective Date.

REMAINDER OF THIS PAGE INTENTIONALLY BLANK.

SIGNATURE PAGE TO FOLLOW.

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Signature Page to that certain Term Loan Agreement dated as of September 6, 2006, among Harte-Hanks, Inc., as Borrower, and Wells Fargo Bank, National Association, as Administrative Agent, Sole Lead Arranger and Sole Bookrunner, and certain Lenders named therein.

HARTE-HANKS, INC., as Borrower		WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and a Lender

By:	/s/ Dean H. Blythe	By:	/s/ Greg D. Campbell
	Dean H. Blythe, Senior Vice President and Chief Financial Officer		Greg D. Campell, Vice President

JPMORGAN CHASE BANK, N.A., as Syndication Agent and a Lender		THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as Co-Documentation Agent and a Lender

By:	/s/ John Kowalczuk	By:	/s/ D. Barnell
	John Kuwalczuk, Vice President		D. Barnell, Vice President and Manager

		By:	/s/ J. Wheeler
J. Wheeler, Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender		COMERICA BANK, as a Lender

By:	/s/ Bruce Roland	By:	/s/ Gerald R. Finney, Jr.
	Bruce Roland, Senior Vice President		Gerald R. Finney, Jr., Vice President

LASALLE BANK NATIONAL ASSOCIATION, as a Lender		REGIONS BANK, as a Lender

By:	/s/ Tim Shaw	By:	/s/ Robin Ingari
	Tim Shaw, Asst. Vice President		Robin Ingari, Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Lender		THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Debbie A. Koo	By:	/s/ Masanori Shoji
	Debbie A. Koo, Vice President		Masanori Shoji, General Manager

THE BANK OF NEW YORK, as a Lender

By:	/s/ John E. Foote
John E. Foote, Vice President

Signature Page to First Amendment and Joinder Agreement

ANNEX A

TERM LOAN AGREEMENT*

among

HARTE-HANKS, INC.,

as Borrower

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

and

THE LENDERS NAMED HEREIN,

Lenders

Up to $200,000,000

dated as of

September 6, 2006

*(as amended by that certain First Amendment to Term Loan Agreement and Joinder Agreement dated as of September 18, 2006)

WELLS FARGO BANK, NATIONAL ASSOCIATION

and

J.P. MORGAN SECURITIES INC.

as Joint Lead Arrangers and Joint Bookrunners

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ANNEX B

SCHEDULE I

(Revised as of Initial Commitment Increase Effective Date)

Lenders	Commitment Amount	Applicable Percentage
Wells Fargo Bank, National Association	$30,000,000	15.000000000%
JPMorgan Chase Bank, N.A.	$30,000,000	15.000000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$23,000,000	11.500000000%
Wachovia Bank, National Association	$23,000,000	11.500000000%
Comerica Bank	$18,000,000	9.000000000%
LaSalle Bank, National Association	$18,000,000	9.000000000%
Regions Bank	$18,000,000	9.000000000%
U.S. Bank, National Association	$18,000,000	9.000000000%
The Norinchukin Bank, New York Branch	$12,000,000	6.000000000%
The Bank of New York	$10,000,000	5.000000000%
	$200,000,000	100.000000000%

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